Fixed Income Investor Presentation July 2025 Exhibit 99.2

Disclaimers Forward Looking Statements This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Any statements about Byline Bancorp, Inc.’s (“Byline”, the “Company”, “we” or “our”) expectations, beliefs, plans, strategies, predictions, forecasts, objectives or assumptions of future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as "anticipates," "believes," "expects," "can," "could," "may," "predicts," "potential," "opportunity," "should," "will," "estimate," "plans," "projects," "continuing," "ongoing," "expects," "seeks," "intends" and similar words or phrases. Accordingly, these statements involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual strategies, actions or results to differ materially from those expressed in such statements, and are not guarantees of future results or other events or performance. Because forward-looking statements are necessarily only estimates of future strategies, actions or results, based on management’s current expectations, assumptions and estimates on the date hereof, there can be no assurance that actual strategies, actions or results will not differ materially from expectations and you are cautioned not to place undue reliance on such statements. Factors that could cause actual results to differ materially from Byline’s expectations include: uncertainty regarding domestic, foreign, and geopolitical developments and the United States and global economic outlook that may impact market conditions or affect demand for certain banking products and services, and the impact on our customers, which could impair the ability of our borrowers to repay outstanding loans and leases, impair collateral values and further increase our allowance for credit losses-loans and leases, as well as result in possible asset impairment charges; unforeseen credit quality problems or changing economic conditions that could result in charge-offs greater than we have anticipated in our allowance for credit losses-loans and leases or changes in the value of our investments; commercial real estate market conditions in the Chicago metropolitan area and southern Wisconsin; deterioration in the financial condition of our borrowers resulting in significant increases in our loan and lease losses and provisions for those losses and other related adverse impacts to our results of operations and financial condition; fair value estimates of certain of our assets and liabilities, which could change in value significantly from period to period; competitive pressures in the financial services industry in our market areas relating to both pricing and loan and lease structures, which may impact our growth rate; demand for loan products and deposit flows; unanticipated developments in pending or prospective loan and/or lease transactions or greater-than-expected paydowns or payoffs of existing loans and leases; inaccurate information and assumptions in our analytical and forecasting models used to manage our balance sheet; unanticipated changes in monetary policies of the Federal Reserve or significant adjustments in the pace of, or market expectations for, future interest rate changes; availability of sufficient and cost-effective sources of liquidity, funding, and capital as and when needed; our ability to attract, retain or the loss of key personnel or an inability to recruit appropriate talent cost-effectively; adverse effects on our information technology systems resulting from failures, human error or cyberattack, including the potential impact of disruptions or security breaches at our third-party service providers, any of which could result in an information or security breach, the disclosure or misuse of confidential or proprietary information, significant legal and financial losses and reputational harm; greater-than-anticipated costs to support the growth of our business, including investments in new lines of business, products and services, or technology, process improvements or other infrastructure enhancements, or greater-than-anticipated compliance or regulatory costs and burdens; the impact of possible future acquisitions, if any, including the costs and burdens of integration efforts; the ability of the Company to receive dividends from Byline Bank; legislative or regulatory changes, particularly potential changes in regulation. supervision, examination and enforcement priorities of the federal banking agencies in regard to financial services companies and/or the products and services offered by financial services companies; changes in Small Business Administration (“SBA”) and U.S. Department of Agriculture (“USDA”) U.S. government guaranteed lending rules, regulations, loan and lease products and funding limits, including specifically the SBA Section 7(a) program, as well as changes in SBA or USDA standard operating procedures or changes to the status of Byline Bank as an SBA Preferred Lender; changes in accounting principles, policies and guidelines applicable to bank holding companies and banking generally; the impact of a possible change in the federal or state income tax rates on our deferred tax assets and provision for income tax expense; our ability to implement our growth strategy, including via acquisitions; the possibility that any of the anticipated benefits of acquisitions will not be realized or will not be realized within the expected time period; the risk that the integration of acquisition operations will be materially delayed or will be more costly or difficult than expected; the effect of mergers on customer relationships and operating results; and other risks detailed from time to time in filings we make with the SEC. The foregoing list of factors is not exhaustive.

Disclaimers Forward Looking Statements Continued These risks and uncertainties should be considered in evaluating any forward-looking statements, and undue reliance should not be placed on such statements. Forward looking statements speak only as of the date they are made. You should also consider the risks, assumptions and uncertainties set forth in the "Risk Factors" section in our Annual Report on Form 10-K for the year ended December 31, 2024 that was filed with the SEC on February 28, 2025, as well as those set forth in the reports we file with the SEC. We assume no obligation to update any of these statements in light of new information, future events or otherwise unless required under the federal securities laws. Confidentiality Notice and Disclaimers This Confidential Investor Presentation (this “Confidential Investor Presentation”) is confidential and does not constitute or form part of any offer to sell, or a solicitation of an offer to purchase, any securities of the Company or any of its affiliates or subsidiaries. The information in this Confidential Investor Presentation may not be reproduced or redistributed, passed on or divulged, directly or indirectly, to any other person. The Company reserves the right to request the return of this Confidential Investor Presentation at any time. This Confidential Investor Presentation is for informational purposes only and is being furnished on a confidential basis to a limited number of institutional accredited investors (as defined in Rule 501(a)(1), (2), (3), or (7) under the Securities Act of 1933, as amended (the “Securities Act”)) and qualified institutional buyers (as defined in Rule 144A under the Securities Act). Any such offering may be made only pursuant to a written purchase agreement and the information contained herein will be superseded in its entirety by such purchase agreement. This Confidential Investor Presentation does not contain all the information you should consider before investing in securities of the Company and should not be construed as investment, legal, regulatory or tax advice. It does not purport to contain all of the information that may be relevant. In addition, the financial information presented in this Confidential Investor Presentation is derived from Company records including its filings with the Securities and Exchange Commission (the “SEC”), including the audited and unaudited financial information therein. Each potential investor should review the purchase agreement, make such investigations as it deems necessary to arrive at an independent evaluation of an investment in the securities mentioned in this Confidential Investor Presentation and should consult its own legal counsel and financial, accounting, regulatory and tax advisors to determine the consequences of such an investment prior to making an investment decision and should not rely on any information set forth in this Confidential Investor Presentation. The securities referenced in this Confidential Investor Presentation have not been registered under the Securities Act or any state securities laws, and may not be offered or sold absent registration or an exemption from registration under applicable law. Such securities have not been approved or disapproved by the SEC, any state securities commission or any other regulatory authority, nor have any of the foregoing authorities passed upon or endorsed the merits of any proposed offering of these securities or the accuracy or adequacy of this Confidential Investor Presentation. Any representation to the contrary is a criminal offense. The securities referenced in this Confidential Investor Presentation are not savings or deposit accounts and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality. Certain of the information contained in this Confidential Investor Presentation may be derived from information provided by industry sources. The Company believes that such information is accurate and that the sources from which it has been obtained are reliable. The Company cannot guarantee the accuracy of such information, however, and has not independently verified such information. This Confidential Investor Presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this Confidential Investor Presentation. Numbers in this Confidential Investor Presentation may not sum due to rounding.

Terms of Proposed Capital Raise Issuer: Security Type: Offering Size: Rating(1): Issuance Type: Term: Call: Use of Proceeds: Byline Bancorp, Inc. Fixed-to-Floating Subordinated Notes Due 2035 $75,000,000 BBB Kroll Private Placement with Registration Rights 10 Years 5 Years The redemption/repayment of $75.0 million Fixed-to-Floating Rate Subordinated Notes, and general corporate purposes Sole Placement Agent: Piper Sandler & Co A credit rating is not a recommendation to buy, sell or hold any securities of the Company and may be revised or withdrawn at any time.

Introduction to Byline Bancorp, Inc. Go-To Market Strategy Financial Overview Appendix Table of Contents Agenda

Byline Has Unique Competitive Advantages ... 7 Positioned to deliver substantial value creation A clear long-term strategy that we are executing effectively Strong financial results and risk management Seasoned leadership with track record of building stockholder value Reputation rooted in trust and engagement drives outperformance

Note: Map excludes Byline Bank branch located in Wauwatosa, WI. Source: S&P Global Market Intelligence and company filings. Data as of quarter ended June 30, 2025. BY market capitalization as of June 30, 2025. Second largest bank headquartered in Chicago based on total assets. Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix for a reconciliation of non-GAAP measure to the most directly comparable GAAP financial measure. …with a Compelling Position in Chicago and Strategy for Growth Company Overview BY at a Glance Leading Chicago Footprint Growth Strategy Size Byline’s Aspiration Chicagoland Branch Locations 44 Largest Bank Headquartered in Chicago(1) #2 $9.7 Billion Total Assets $7.4 Billion Total Loans & Leases $7.8 Billion Total Deposits $989 Million Tangible Common Equity(2) $1.2 Billion Market Cap(1) A leading Chicago commercial bank with the size, scale and product offerings to compete and win in our markets to accelerate value creation for investors, customers, employees and communities Preeminent Commercial Bank in Chicago Grow Relationships Balance Sheet Strength Strong Financial Returns Invest in the Business Gain market share in commercial banking Full relationship banking with a focus on capitalizing on lower middle market opportunities Grow low-cost deposits Expansion of low-cost business banking deposits and growth of a stable funding base Supplement organic growth through acquisitions Experienced acquiror in a community bank market that remains fragmented

Our History 9 2012 2014 2018 2019 2020 2021 Total Asset Growth 2013 $2.4B 2014 $2.4B 2015 $2.5B 2016 $3.3B 2017 $3.4B 2018 $4.9B 2019 $5.5B 2020 $6.4B 2021 $6.7B 2022 $7.4B 2023 $8.9B 2022 2023 2024 2025 2024 $9.5B Originally chartered as Metropolitan Bank and Trust Company 1914 Recruited new board and executive management team Consolidated operating platform 2013 Asset sale reduced risk profile $77 million acquisition of small ticket equipment leasing assets from Baytree National Bank & Trust Company and Wells Fargo Corporation 2015 2016 Systems, products and brand have been significantly upgraded 2017 $125 million IPO $456 million acquisition of Ridgestone Financial Rebranded from Metropolitan Bank Group, Inc. to Byline Bancorp, Inc. Investments in brand, core infrastructure and risk & controls $207 million recapitalization during 2013 — the largest recapitalization in Chicago in 25 years $1.1 billion acquisition of First Evanston Bancorp, Inc. $321 million acquisition of Oak Park River Forest Bankshares, Inc. $1.2 billion acquisition of Inland Bancorp, Inc. $322 million acquisition of First Security Bancorp, Inc. 2Q 2025 $9.7B

2025 Strategic Priorities Strengthening our position as the preeminent commercial bank in Chicago Stay Ahead of Regulatory Expectations Maintain Balance Sheet Strength Strong liquidity profile $ Top Quartile Profitability Deposits, Deposits, Deposits Grow low-cost, core deposits Actively Manage Risk Capitalize on Market Opportunities Industry consolidation is impacting community banks Continue to attract and develop talent Monitor portfolio to identify and resolve problems quickly Maintain disciplined focus on credit through the cycle (moderate-to-low risk profile) Dynamically operate through the interest rate environment Completed the First Security acquisition and integration Prepare for crossing the $10 billion threshold Drive higher net interest income, while managing margin / asset sensitivity Source: S&P Global Market Intelligence | Byline 2024 Proxy Peer Group. Maintain top quartile profitability(1) Fortress level Capital Ratios

Carlos Ruiz Sacristán Director 2023 Antonio del Valle Pereochena Lead Director 2013 Roberto Herencia Executive Chairman and CEO Years in Banking: 39 Alberto Paracchini President and CEO, Byline Bank Years in Banking: 31 John Barkidjija EVP, Head of Commercial Real Estate and Specialty Finance Years in Banking: 27 Megan Biggam EVP, Head of Retail Banking Years in Banking: 22 Sherylle Olano SVP, Chief Accounting Officer Years in Banking: 24 Brogan Ptacin EVP, Head of Commercial Banking Years in Banking: 39 Thomas Abraham President of Small Business Capital Years in Banking: 35 Brian Doran EVP, General Counsel Years in Banking: 37 Mark Fucinato EVP, Chief Credit Officer Years in Banking: 37 Michelle Johnson EVP, Chief Risk Officer Years in Banking: 17 Thomas Bell III EVP, Chief Financial Officer and Treasurer Years in Banking: 34 Nicolas Mando EVP, Chief Technology and Operations Officer Years in Banking: 33 Roberto Herencia Chairman of the Board Joined Byline: 2013 Phillip Cabrera Director 2013 Mary Jo Herseth Director 2019 Steven Kent Director 2019 William Kistner Director 2018 Alberto Paracchini Director 2013 Pamela C. Stewart Director 2023 Margarita Hugues Vélez Director 2022 Dana Rose EVP, Chief Human Resources Officer Years in Banking: 29 Hand Picked Management Team with a Track Record of Strong Execution

Wealth Management Sponsor Finance Small Ticket Equipment Leasing Small Business Capital Commercial Banking Community Banking $742 million Assets under administration $704 million Loan Portfolio $719 million Lease Portfolio $1.7 billion Servicing Portfolio $432 million 46 Branches $7.6 billion Total Deposits Business Verticals and Markets Served Serves small businesses and consumers within branch footprint Traditional retail deposit products through branch network and digital banking platforms Serves business owners, small / middle market customers, and well-capitalized sponsors Specialties: commercial & industrial, commercial real estate, commercial deposits, treasury management Top SBA 7(a) lender in the U.S.(1) Dedicated underwriting, servicing, portfolio management, workout staff with expertise in U.S. government guaranteed loans Nationwide coverage Provides financing solutions for equipment vendors and their end-users Industries: Healthcare, manufacturing, materials handling, small equipment construction specialty vehicles and energy efficiency Lower middle market focus Provides senior debt secured financing to PE-backed middle market companies (EBITDA $2-$10mm) Investment management and trust services High net worth customers in Chicago Metropolitan area Data as of March 31, 2025. Byline Bank was the twelfth most active originator of SBA loans in the county and the most active SBA lender in Illinois as reported by SBA for the fiscal year ended September 30, 2024. $431.7 million of unguaranteed 7(a) SBA and USDA loans. 13 Unguaranteed Loan Portfolio(2) $2.4 billion CRE Loan Portfolio $2.7 billion C&I Loan Portfolio

Balanced Approach to Growth and Deposit Pricing Deposit Composition ($ in millions)(1) $5,695 $7,177 Full year financial data ranging from December 31, 2017 through December 31, 2024 and quarter ended financial data as of June 30, 2025. $7,459 CAGR: 17% Diversified deposit base is a core strength Limited concentration and granular customer base provides a stable source of funding Focus on funding loan growth through diversified deposit mix Opportunities for organic growth in both commercial and consumer deposit offerings Relationship focus Growth driven by acquiring and deepening primary bank relationships $7.8 Billion Total Deposits as of 6/30/2025 $7,810

Second Quarter 2025 Highlights

Net Income		Diluted EPS		PTPP ROAA	
$30.1 million	$33.8 million	$0.66	$0.75	2.12%	2.32%
Reported	Adjusted(1)	Reported	Adjusted(1)	Reported(1)(2)	Adjusted(1)(2)

Efficiency Ratio		ROAA		ROTCE	
52.61%	48.20%	1.25%	1.41%	12.83%	14.37%
Reported	Adjusted(1)	Reported(2)	Adjusted(1)(2)	Reported(1)(2)	Adjusted(1)(2)

First Security Bancorp Acquisition

- ✓ Closed transaction and completed core system conversion and integration during 2Q25
- ✓ Added ~$279 million in total deposits
  - ✓ Converted over 2,600 deposit accounts
- ✓ Added ~$153 million in total loans
- ✓ On track to deliver against targeted cost savings

Strong Financial Performance

- Net Income of $30.1 million; EPS of $0.66; adjusted EPS(1) of $0.75
  - 2Q25 earnings impacted by $4.5 million of merger-related expenses
- Pre-Tax Pre-Provision income(1) of $50.9 million; Pre-Tax Pre-Provision ROAA(1) of 2.12%
- Revenue(1) of $110.5 million, up 7.2% LQ & 11.2% YoY
- Net interest margin (FTE)(1) of 4.19% | Loan and lease yields of 7.12% | Average cost of deposits of 2.27%
- Adj. efficiency ratio(1): 48.20% | Adj. NIE/AA(1): 2.28%, down 18 bps LQ & 6 bps YoY
- TCE/TA(1): 10.39%, up 44 bps
- TBV per common share(1): $21.56, up 3.1% LQ & 14.4% YoY

Data as of or for the quarter ended June 30, 2025, unless otherwise noted. Comparisons against March 31, 2025, unless otherwise noted.
(1) Represents a non-GAAP financial measure. See "Non-GAAP Reconciliation" in the appendix for a reconciliation of non-GAAP measure to the most directly comparable GAAP financial measure.
(2) Annualized.

Byline Bancorp, Inc. | 15

Asset Quality Trends ($ in millions) Criticized & Classified Loans and Leases Net Charge-offs NPLs / Total Loans & Leases Allowance for Credit Losses (ACL) Excluding Government Guaranteed loans, NPLs were 80 bps Note: Criticized & classified loans and leases risk rated special mention or worse.

Strong Capital Position (1) Strong Capital Base Capital Ratios (1) Return on Average Tangible Common Equity Common Equity Tier 1 Capital Priorities: TCE/TA(1) operating target range is between 8% and 9%: currently at 10.39% Increased capital ratios with CET1 at 11.85%, up 101 bps YoY $1.2 billion total stockholders’ equity, up 5.4% Repurchased 543,599 common shares during 2Q25 1. Fund Organic Growth 2. Dividend 3. M&A 4. Buyback Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix for a reconciliation of non-GAAP measure to the most directly comparable GAAP financial measure.

Highlights Total Loan Portfolio and Average Yield Loan Portfolio Trends ($ in millions) Portfolio Composition Total loan portfolio was $7.4 billion at 2Q25, an increase of $306.7 million, or 17.5%(1) from 1Q25; up ~8.5%(1) excluding First Security acquisition $152.9 million in acquired loans added from First Security acquisition Originated $358.8 million in new loans, net of loan sales in 2Q25 Production driven by commercial banking and leasing originations of $136.7 million and $89.3 million, respectively Average loan yield of 7.12%, up 3 bps LQ Utilization Rates Originations and Payoffs Last 12 Months Average (1) Annualized.

Deposit Trends ($ in millions) Total deposits were $7.8 billion at 2Q25, an increase of $257.2 million, or 13.7%(1) from 1Q25; up ~6.4%(1) excluding First Security and brokered deposits $279.2 million in deposits from the First Security acquisition Brokered deposits down $130.5 million Deposit mix shift drove lower funding costs Cost of interest-bearing deposits decreased by 5 bps to 2.95% Average cost of deposits decreased by 3 bps to 2.27% Commercial deposits accounted for 45.2% of total deposits and represent 81.6% of all non-interest-bearing deposits Deposit Composition Highlights Cost of Interest-Bearing Deposits Average Non-Interest-Bearing Deposits Loan to Deposit Ratio (1) Annualized.

Net Interest Income and Net Interest Margin Trends *($ in millions)*

Net Interest Income



$86.5
$87.5
$88.5
$88.2
$96.0
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025

Highlights

- Net interest income was $96.0 million, up 8.8% from 1Q25
  - Increase in NII driven by higher loan and securities yields
  - Lower total borrowing and deposit costs
- Net interest margin of 4.18%, up 11 basis points from 1Q25

<u>Interest Rate Sensitivity Over a One-Year Time Horizon</u>

- Rates -100 bps: ~$11 million or ~2.9% decline in NII or ~$2.8 million per 25 bps
- Ramp -100 bps: ~$8 million or ~2.1% decline in NII or ~$2.0 million per 25 bps

Repricing Mix



Other
4%
Prime
19%
Fixed
46%
SOFR
31%

NIM, Yields and Costs



7.47%
7.48%
7.21%
7.09%
7.12%
3.98%
3.88%
4.01%
4.07%
4.18%
2.97%
3.02%
3.20%
3.05%
3.36%
2.63%
2.76%
2.48%
2.30%
2.27%
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Average Loan & Lease Yield
Net Interest Margin
Taxable Securities Yield
Cost of Deposits

NIM Bridge



$88.2 Million NII
$96.0 Million NII
4.07%
0.07%
0.04%
0.00%
4.18%
Q1 2025 NIM
Earning Assets Yield
Interest-Bearing Liability Rate
Net Free Funds
Q2 2025 NIM

Byline Bancorp, Inc. | 21

Non-Interest Income Trends ($ in millions) Government Guaranteed Loan Sales $73.0 million of guaranteed loans sold in 2Q25 Non-interest income was $14.5 million, down 2.6% from 1Q25 Non-interest income remained stable QoQ, excluding FV marks on loan servicing asset and equity securities Higher gain on sale and swap income offset other fee income decline Volume Sold and Average Net Premiums Total Non-Interest Income Highlights Net Gains on Sales of Loans

Non-Interest Expense Trends ($ in millions) (2) Non-interest expense of $59.6 million, up 5.6% from 1Q25, primarily due to merger-related expenses: Salaries and employee benefits Legal, audit and other professional fees Conversion Excluding significant items of $4.9 million, adjusted non-interest expense(2) stood at $54.7 million; adjusted efficiency ratio(2): 48.20% Adjusted NIE/AA(2): 2.28%, down 18 bps LQ & 6 bps YoY Efficiency Ratio Non-Interest Expense Highlights Non-Interest Expense Bridge Net of significant items. Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix for a reconciliation of non-GAAP measure to the most directly comparable GAAP financial measure. ($2.0) ($0.2) $4.2 $56.4 $59.6 $0.8 $0.4 (1) (1) (1)

Double Leverage and Interest Coverage Double Leverage 0.0% Downstreamed to Bank - Previous Issuance was Not Downstreamed Interest Coverage Note: Annual data as of or for the twelve months ended each respective year; Quarterly data as of or for the three months ended each respective quarter; Dollars in thousands. Source: Company Filings. Assumes $75.0 million gross subordinated note offering to pay off $75.0 million of outstanding subordinated debt (6.000% Fixed-to-Floating Rate Subordinated Notes due 2030). Gross spread of 1.00% and $450k of placement agent costs. Illustrative coupon of 7.000%; pro forma interest coverage includes add back of interest expense for current $75.0 million sub-debt with fixed rate of 6.0000%.

Capital Impact Capital Impact of Contemplated Transaction $75.0 Million Offering Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix for a reconciliation of non-GAAP measure to the most directly comparable GAAP financial measure.

Granular Deposit Base Consumer Deposits, $3.1 billion Commercial Deposits, $2.8 billion ~67% of Total Deposits are FDIC Insured …with limited concentration and granular customer base providing a stable source of funding Consumer Deposits(1) $3.7 billion at 6/30/25 Granular Deposit Base ~$30,000 Average Account Balance Customer Base ~122,000 Consumer Accounts Total Franchise 45 Branches Commercial Deposits $4.1 billion at 6/30/25 Granular Deposit Base ~$147,000 Average Account Balance Customer Base ~28,000 Commercial Accounts Consumer Deposits, $3.7 billion Commercial Deposits, $4.1 billion Uninsured 9% d Total Deposits $7.8 Billion as of 6/30/25 Core banking footprint in key urban MSAs in Wisconsin and a broad footprint in Chicago, IL A strength of our franchise is our well diversified deposit base… Excludes brokered deposits.

Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix for a reconciliation of non-GAAP measure to the most directly comparable GAAP financial measure. Strong Liquidity and Securities Portfolio ($ in millions) Liquidity Position Cash and cash equivalents of $218.3 million, down by $202.3 million, or 48.2% from 1Q25 primarily due to lower liquidity needs $1.6 billion AFS investment portfolio $2.2 billion of available borrowing capacity Uninsured deposits stood at 32.9% Securities portfolio duration: 4.6 years; net of hedges: ~4.3 years Securities portfolio annual cash flow: ~$207 million Taxable securities yield of 3.36%, up 31 basis points from 1Q25 Reduced reliance on non-customer funding FHLB borrowings down $170.0 million Brokered deposits down $130.5 million Highlights AFS Portfolio by Type Securities + Cash (Average)

Unguaranteed Government-Guaranteed Exposure Represents 5.8% of Total Loans ($ in millions) ($ in millions) $ Balance % of Portfolio Unguaranteed $390.3 5.3% Guaranteed 84.7 1.2% Total SBA 7(a) Loans $475.0 6.5% Unguaranteed $34.8 0.5% Guaranteed 20.3 0.3% Total USDA Loans $55.1 0.8% ACL/Unguaranteed Loan Balance Closed $122.2 million in SBC loan commitments in 2Q25 SBA 7(a) portfolio $475.0 million, up $0.6 million from 1Q25 ACL/Unguaranteed loan balance ~8.6% $1.7 billion in serviced government guaranteed loans for investors in 2Q25 Since 2016, the unguaranteed government-guaranteed exposure has decreased from 14.6% down to 5.8% in 2Q25 On Balance Sheet SBA 7(a) & USDA Loans SBA 7(a) & USDA Closed Loan Commitments Highlights $82.3 $111.4 $121.7 $118.3 $105.8

Projected Acquisition Accounting Accretion Projected Accretion(1) ($ in millions) Projections are updated quarterly, assumes no prepayments and are subject to change.

Financial Summary

(dollars in thousands, except per share data)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
	As of or For the Three Months Ended				
Income Statement					
Net interest income	$ 95,970	$ 88,216	$ 88,524	$ 87,455	$ 86,526
Provision for credit losses	11,923	9,179	6,878	7,475	6,045
Non-interest income	14,483	14,864	16,149	14,385	12,844
Non-interest expense	59,602	56,429	57,431	54,327	53,210
Income before provision for income taxes	38,928	37,472	40,364	40,038	40,115
Provision for income taxes	8,846	9,224	10,044	9,710	10,444
Net income	$ 30,082	$ 28,248	$ 30,320	$ 30,328	$ 29,671
Diluted earnings per common share[(1)]	$ 0.66	$ 0.64	$ 0.68	$ 0.69	$ 0.68
Balance Sheet					
Total loans and leases HFI	$ 7,328,055	$ 7,025,837	$ 6,906,822	$ 6,879,446	$ 6,891,204
Total deposits	7,810,479	7,553,308	7,458,628	7,497,887	7,347,181
Tangible common equity[(1)]	988,908	934,098	893,399	896,869	832,226
Balance Sheet Metrics					
Loans and leases / total deposits	94.15%	93.30%	92.64%	92.02%	93.98%
Tangible common equity / tangible assets[(1)]	10.39%	9.95%	9.61%	9.72%	8.82%
Key Performance Ratios					
Net interest margin	4.18%	4.07%	4.01%	3.88%	3.98%
Efficiency ratio	52.61%	53.66%	53.58%	52.02%	52.19%
Adjusted efficiency ratio[(1)]	48.20%	53.04%	53.37%	51.62%	52.19%
Non-interest income to total revenues[(1)]	13.11%	14.42%	15.43%	14.13%	12.93%
Non-interest expense to average assets	2.48%	2.49%	2.48%	2.31%	2.34%
Return on average assets	1.25%	1.25%	1.31%	1.29%	1.31%
Adjusted return on average assets[(1)]	1.41%	1.27%	1.32%	1.30%	1.31%
Pre-tax pre-provision return on average assets [(1)]	2.12%	2.06%	2.04%	2.02%	2.03%
Dividend payout ratio on common stock	15.15%	15.63%	13.04%	13.04%	13.24%
Tangible book value per common share[(1)]	$ 21.56	$ 20.91	$ 20.09	$ 20.21	$ 18.84

(1) Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix for a reconciliation of non-GAAP measure to the most directly comparable GAAP financial measure.

Byline Bancorp, Inc. | 31

Non-GAAP Reconciliation As of or For the Three Months Ended (dollars in thousands, except per share data) June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 Net income and earnings per share excluding significant items Reported Net Income $ 30,082 $ 28,248 $ 30,320 $ 30,328 $ 29,671 Significant items: Merger-related expenses 4,450 637 218 411 — Secondary public offering of common stock expenses 413 — — — — Tax benefit (1,117) (134) (1) (32) — Adjusted Net Income   $ 33,828   $ 28,751   $ 30,537   $ 30,707   $ 29,671 Reported Diluted Earnings per Share $ 0.66 $ 0.64 $ 0.68 $ 0.69 $ 0.68 Significant items: Merger-related expenses 0.10 0.01 — 0.01 — Secondary public offering of common stock expenses 0.01 — — — — Tax benefit (0.02) — — — — Adjusted Diluted Earnings per Share   $ 0.75   $ 0.65   $ 0.68   $ 0.70   $ 0.68

Non-GAAP Reconciliation (continued) As of or For the Three Months Ended                   (dollars in thousands) June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 Adjusted non-interest expense: Non-interest expense $ 59,602 $ 56,429 $ 57,431 $ 54,327 $ 53,210 Less: Merger-related expenses 4,450 637 218 411 — Less: Secondary public offering of common stock expenses 413 — — — — Adjusted non-interest expense   $ 54,739   $ 55,792   $ 57,213   $ 53,916   $ 53,210 Adjusted non-interest expense ex. amortization of intangible assets: Adjusted non-interest expense $ 54,739 $ 55,792 $ 57,213 $ 53,916 $ 53,210 Less: Amortization of intangible assets 1,499 1,118 1,345 1,345 1,345 Adjusted non-interest expense ex. amortization of intangible assets   $ 53,240   $ 54,674   $ 55,868   $ 52,571   $ 51,865 Pre-tax pre-provision net income: Pre-tax income $ 38,928 $ 37,472 $ 40,364 $ 40,038 $ 40,115 Add: Provision for loan and lease losses 11,923 9,179 6,878 7,475 6,045 Pre-tax pre-provision net income   $ 50,851   $ 46,651   $ 47,242   $ 47,513   $ 46,160 Adjusted pre-tax pre-provision net income: Pre-tax pre-provision net income $ 50,851 $ 46,651 $ 47,242 $ 47,513 $ 46,160 Add: Merger-related expenses 4,450 637 218 411 — Add: Secondary public offering of common stock expenses 413 — — — — Adjusted pre-tax pre-provision net income   $ 55,714   $ 47,288   $ 47,460   $ 47,924   $ 46,160 Tax equivalent net interest income: Net interest income $ 95,970 $ 88,216 $ 88,524 $ 87,455 $ 86,526 Add: Tax-equivalent adjustment 231 228 230 229 229 Net interest income, fully taxable equivalent   $ 96,201   $ 88,444   $ 88,754   $ 87,684   $ 86,755 Total revenues: Net interest income $ 95,970 $ 88,216 $ 88,524 $ 87,455 $ 86,526 Add: Non-interest income 14,483 14,864 16,149 14,385 12,844 Total revenues   $ 110,453   $ 103,080   $ 104,673   $ 101,840   $ 99,370

Non-GAAP Reconciliation (continued) As of or For the Three Months Ended           (dollars in thousands) June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 Tangible common stockholders' equity: Total stockholders' equity $ 1,192,416 $ 1,131,078 $ 1,091,497 $ 1,096,312 $ 1,033,014 Less: Goodwill and other intangibles 203,508 196,980 198,098 199,443 200,788 Tangible common stockholders' equity   $ 988,908   $ 934,098   $ 893,399   $ 896,869   $ 832,226 Tangible assets: Total assets $ 9,720,218 $ 9,584,732 $ 9,496,529 $ 9,424,316 $ 9,633,815 Less: Goodwill and other intangibles 203,508 196,980 198,098 199,443 200,788 Tangible assets   $ 9,516,710   $ 9,387,752   $ 9,298,431   $ 9,224,873   $ 9,433,027 Average tangible common stockholders' equity: Average total stockholders' equity $ 1,178,554 $ 1,110,168 $ 1,094,025 $ 1,059,628 $ 1,008,802 Less: Average goodwill and other intangibles 203,767 197,514 198,697 200,091 201,428 Average tangible common stockholders' equity   $ 974,787   $ 912,654   $ 895,328   $ 859,537   $ 807,374 Average tangible assets: Average total assets $ 9,633,817 $ 9,186,765 $ 9,201,635 $ 9,373,849 $ 9,140,736 Less: Average goodwill and other intangibles 203,767 197,514 198,697 200,091 201,428 Average tangible assets   $ 9,430,050   $ 8,989,251   $ 9,002,938   $ 9,173,758   $ 8,939,308 Tangible net income available to common stockholders: Net income available to common stockholders $ 30,082 $ 28,248 $ 30,320 $ 30,328 $ 29,671 Add: After-tax intangible asset amortization 1,107 826 1,015 986 987 Tangible net income available to common stockholders   $ 31,189   $ 29,074   $ 31,335   $ 31,314   $ 30,658 Adjusted tangible net income available to common stockholders: Tangible net income available to common stockholders $ 31,189 $ 29,074 $ 31,335 $ 31,314 $ 30,658 Add: Merger-related expenses 4,450 637 218 411 — Add: Secondary public offering of common stock expenses 413 — — — — Add: Tax benefit on significant items (1,117) (134) (1) (32) — Adjusted tangible net income available to common stockholders   $ 34,935   $ 29,577   $ 31,552   $ 31,693   $ 30,658

Non-GAAP Reconciliation (continued) As of or For the Three Months Ended                   (dollars in thousands, except share and per share data, ratios annualized, where applicable) June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 Pre-tax pre-provision return on average assets: Pre-tax pre-provision net income $ 50,851 $ 46,651 $ 47,242 $ 47,513 $ 46,160 Average total assets 9,633,817 9,186,765 9,201,635 9,373,849 9,140,736 Pre-tax pre-provision return on average assets   2.12%   2.06%   2.04%   2.02%   2.03% Adjusted pre-tax pre-provision return on average assets: Adjusted pre-tax pre-provision net income $ 55,714 $ 47,288 $ 47,460 $ 47,924 $ 46,160 Average total assets 9,633,817 9,186,765 9,201,635 9,373,849 9,140,736 Adjusted pre-tax pre-provision return on average assets   2.32%   2.09%   2.05%   2.03%   2.03% Net interest margin, fully taxable equivalent: Net interest income, fully taxable equivalent $ 96,201 $ 88,444 $ 88,754 $ 87,684 $ 86,755 Total average interest-earning assets 9,208,156 8,785,619 8,785,176 8,961,651 8,743,462 Net interest margin, fully taxable equivalent   4.19%   4.08%   4.02%   3.89%   3.99% Non-interest income to total revenues: Non-interest income $ 14,483 $ 14,864 $ 16,149 $ 14,385 $ 12,844 Total revenues 110,453 103,080 104,673 101,840 99,370 Non-interest income to total revenues   13.11%   14.42%   15.43%   14.13%   12.93% Adjusted non-interest expense to average assets: Adjusted non-interest expense $ 54,739 $ 55,792 $ 57,213 $ 53,916 $ 53,210 Average total assets 9,633,817 9,186,765 9,201,635 9,373,849 9,140,736 Adjusted non-interest expense to average assets   2.28%   2.46%   2.47%   2.29%   2.34% Adjusted efficiency ratio: Adjusted non-interest expense excluding amortization of intangible assets $ 53,240 $ 54,674 $ 55,868 $ 52,571 $ 51,865 Total revenues 110,453 103,080 104,673 101,840 99,370 Adjusted efficiency ratio   48.20%   53.04%   53.37%   51.62%   52.19% Adjusted return on average assets: Adjusted net income $ 33,828 $ 28,751 $ 30,537 $ 30,707 $ 29,671 Average total assets 9,633,817 9,186,765 9,201,635 9,373,849 9,140,736 Adjusted return on average assets   1.41%   1.27%   1.32%   1.30%   1.31% Adjusted return on average stockholders' equity: Adjusted net income $ 33,828 $ 28,751 $ 30,537 $ 30,707 $ 29,671 Average stockholders' equity 1,178,554 1,110,168 1,094,025 1,059,628 1,008,802 Adjusted return on average stockholders' equity   11.51%   10.50%   11.10%   11.51%   11.83%

Non-GAAP Reconciliation (continued) As of or For the Three Months Ended                   June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 Tangible common equity to tangible assets: Tangible common equity $ 988,908 $ 934,098 $ 893,399 $ 896,869 $ 832,226 Tangible assets 9,516,710 9,387,752 9,298,431 9,224,873 9,433,027 Tangible common equity to tangible assets   10.39%   9.95%   9.61%   9.72%   8.82% Return on average tangible common stockholders' equity: Tangible net income available to common stockholders $ 31,189 $ 29,074 $ 31,335 $ 31,314 $ 30,658 Average tangible common stockholders' equity 974,787 912,654 895,328 859,537 807,374 Return on average tangible common stockholders' equity   12.83%   12.92%   13.92%   14.49%   15.27% Adjusted return on average tangible common stockholders' equity: Adjusted tangible net income available to common stockholders $ 34,935 $ 29,577 $ 31,552 $ 31,693 $ 30,658 Average tangible common stockholders' equity 974,787 912,654 895,328 859,537 807,374 Adjusted return on average tangible common stockholders' equity   14.37%   13.14%   14.02%   14.67%   15.27% Tangible book value per share: Tangible common equity $ 988,908 $ 934,098 $ 893,399 $ 896,869 $ 832,226 Common shares outstanding 45,866,649 44,675,553 44,459,584 44,384,706 44,180,829 Tangible book value per share   $ 21.56   $ 20.91   $ 20.09   $ 20.21   $ 18.84